CONSOLIDATED STATEMENTS OF CASH FLOW - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2017	Dec. 31, 2016
Working capital (excluding cash and cash equivalents)		$ 0	$ 2,105
Property and equipment, net		0	365
Deferred taxes, net		0	733
Intangible Assets including goodwill		0	11,251
Contingent consideration		0	(425)
Assets and liabilities of the acquired business, as of date of acquisition Total		0	14,029
Gain on bargain purchase	[1]	0	(10,515)
Acquisitions of subsidiaries, net of cash acquired		0	3,514
Cash paid during the year for:
Interest		$ 10	$ 0

[1]	Gain on bargain purchase is attributed to two of the acquisitions, see Note 5 for more information